                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               STI Classic Funds
                         STI Classic Variable Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               STI CLASSIC FUNDS
                                      AND
                           STI CLASSIC VARIABLE TRUST

STI Classic Funds:

Balanced Fund                       Investment Grade Tax-Exempt Bond Fund               Virginia Tax-Free Money Market Fund
Capital Appreciation Fund           Life Vision Moderate Growth Fund                    U.S. Government Securities Money Market Fund
Classic Institutional U.S.          Life Vision Growth and Income Fund                  U.S. Treasury Money Market Fund
Government Securities               Life Vision Aggressive Growth Fund                  U.S. Government Securities
Money Market Fund                   Limited-Term Federal Mortgage Securities Fund       Value Income Stock Fund
Classic Institutional Cash          Maryland Municipal Bond Fund                        Virginia Municipal Bond Fund
Management Money Market Fund        Mid-Cap Equity Fund                                 Virginia Intermediate Municipal Bond Fund
Classic Institutional U.S.          Prime Quality Money Market Fund
Treasury Securities Money           Short-Term Bond Fund                                STI Classic Variable Trust:
Market Fund                         Short-Term U.S. Treasury Securities Fund
Core Equity Fund                    Small Cap Growth Stock Fund                         Capital Appreciation Fund
E-Commerce Opportunity Fund         Small Cap Value Equity Fund                         Growth and Income Fund
Florida Tax-Exempt Bond Fund        Tax Sensitive Growth Stock Fund                     International Equity Fund
Georgia Tax-Exempt Bond Fund        Tax-Exempt Money Market Fund                        Investment Grade Bond Fund
Growth and Income Fund                                                                  Mid-Cap Equity Fund
High Income Fund                                                                        Quality Growth Stock Fund
International Equity Index Fund                                                         Small Cap Value Equity Fund
International Equity Fund                                                               Value Income Stock Fund
Investment Grade Bond Fund


                                2 Oliver Street
                          Boston, Massachusetts 02109

                             ____________________

                   Notice of special Meeting of Shareholders

                         To be held on October 16, 2000

     Notice is hereby given that a Special Meeting of Shareholders of the STI Classic Funds and STI Classic Variable Trust (each a "Trust," collectively the "Trusts") will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 16, 2000 at 3:00 p.m. (the "Special Meeting"). The Special Meeting is for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting:

     PROPOSAL: TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT MEMBERS TO THE BOARD OF TRUSTEES OF EACH TRUST.

     Only shareholders of the Trusts at the close of business on August 16, 2000 are entitled to notice of, and to vote at, these meetings or any adjournment thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                                Mark E. Nagle
                                                /s/ Mark E. Nagle
                                                President
Dated: September 1, 2000

                               STI CLASSIC FUNDS
                                      AND
                           STI CLASSIC VARIABLE TRUST


STI Classic Funds:

Balanced Fund                      Investment Grade Tax-Exempt Bond Fund              Virginia Tax-Free Money Market Fund
Capital Appreciation Fund          Life Vision Moderate Growth Fund                   U.S. Government Securities Money Market Fund
Classic Institutional U.S.         Life Vision Growth and Income Fund                 U.S. Treasury Money Market Fund
Government Securities              Life Vision Aggressive Growth Fund                 U.S. Government Securities Fund
Money Market Fund                  Limited-Term Federal Mortgage Securities Fund      Value Income Stock Fund
Classic Institutional Cash         Maryland Municipal Bond Fund                       Virginia Municipal Bond Fund
Management Money Market Fund       Mid-Cap Equity Fund                                Virginia Intermediate Municipal Bond Fund
Classic Institutional U.S.         Prime Quality Money Market Fund
Treasury Securities Money          Short-Term Bond Fund                               STI Classic Variable Trust:
Market Fund                        Short-Term U.S. Treasury Securities Fund
Core Equity Fund                   Small Cap Growth Stock Fund                        Capital Appreciation Fund
E-Commerce Opportunity Fund        Small Cap Value Equity Fund                        Growth Stock Fund e Fund
Florida Tax-Exempt Bond Fund       Tax Sensitive Growth Stock Fund                    International Equity Fund
Georgia Tax-Exempt Bond Fund       Tax-Exempt Money Market Fund                       Investment Grade Bond Fund
Growth and Income Fund                                                                Mid-Cap Equity Fund
High Income Fund                                                                      Quality Growth Stock Fund
International Equity Index Fund                                                       Small Cap Value Equity Fund
International Equity Fund                                                             Value Income Stock Fund
Investment Grade Bond Fund


                                2 Oliver Street
                          Boston, Massachusetts 02109

                           __________________________

                             JOINT PROXY STATEMENT
                           __________________________

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                October 16, 2000

     This joint Proxy Statement is furnished by the Boards of Trustees of STI Classic Funds and STI Classic Variable Trust (each a Trust, and together, the "Trusts") in connection with the solicitation of proxies for use at the special meeting of shareholders of each Trust to be held on Monday, October 16, 2000 at 3:00 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania. It is expected that the Notice of Special Meeting, this Proxy Statement and a Proxy Card will be mailed to shareholders on or about September 1, 2000.

     Summary
     -------

     At the Special Meeting, shareholders will be asked to vote on a proposal to elect a slate of Trustees to serve on the Board of Trustees of each Trust (the "Proposal").

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet allowing sufficient time for the Proxy to be received on or before 3:00 p.m., Eastern Time on Monday, October 16, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to the Proposal, the Proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretaries of the Trusts, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on August 16, 2000 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On August 16, 2000, the STI Classic Funds and the STI Classic Variable Trust had the following shares outstanding:

STI CLASSIC FUNDS:
-----------------

---------------------------------------------------------------------------------------------------
Fund:                                                  Trust     Flex   Investor    Total Shares
                                                      Shares    Shares   Shares     outstanding:
---------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund
---------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund
---------------------------------------------------------------------------------------------------
Value Income Stock Fund
---------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund
---------------------------------------------------------------------------------------------------
U.S. Government Securities Money Market Fund
---------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
---------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund
---------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund
---------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund
---------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund
---------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund
---------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund
---------------------------------------------------------------------------------------------------
Short-Term Bond Fund
---------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund
---------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Fund:                                                  Trust     Flex    Investor    Total Shares
                                                      Shares    Shares    Shares     outstanding:
-----------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund
-----------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund
-----------------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund
-----------------------------------------------------------------------------------------------------
Life Vision Growth and Income Fund
-----------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth Fund
-----------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund
-----------------------------------------------------------------------------------------------------
Investment Grade Bond Fund
-----------------------------------------------------------------------------------------------------
International Equity Index Fund
-----------------------------------------------------------------------------------------------------
International Equity Fund
-----------------------------------------------------------------------------------------------------
High Income Fund
-----------------------------------------------------------------------------------------------------
Growth and Income Fund
-----------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund
-----------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund
-----------------------------------------------------------------------------------------------------
E-Commerce Opportunity Fund
-----------------------------------------------------------------------------------------------------
Core Equity Fund
-----------------------------------------------------------------------------------------------------
Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------
Balanced Fund
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Fund:                                                 Institutional     Corporate Trust   Total Shares
                                                         Shares             Shares        outstanding:
----------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury
Securities Money Market Fund
----------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Money Market Fund
----------------------------------------------------------------------------------------------------------
Classic Institutional Cash Management
Money Market Fund
----------------------------------------------------------------------------------------------------------

STI Classic Variable Trust:
--------------------------

-----------------------------------------------------------------------------
Fund:                                                    Total Shares
                                                         outstanding:
-----------------------------------------------------------------------------
Capital Appreciation Fund
-----------------------------------------------------------------------------
Growth and Income Fund
-----------------------------------------------------------------------------
International Equity Fund
-----------------------------------------------------------------------------
Investment Grade Bond Fund
-----------------------------------------------------------------------------
Mid-Cap Equity Fund
-----------------------------------------------------------------------------
Quality Growth Stock Fund
-----------------------------------------------------------------------------
Small Cap Value Equity Fund
-----------------------------------------------------------------------------
Value Income Stock Fund
-----------------------------------------------------------------------------



The expenses of the Special Meeting will be borne proportionately by the Funds within each Trust, based on the assets of each Fund. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trusts.

     UPON REQUEST, EACH TRUST WILL FURNISH TO ITS SHAREHOLDERS, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT (FOR STI CLASSIC FUNDS, FISCAL YEAR ENDED MAY 31, 2000, AND STI CLASSIC VARIABLE TRUST, FISCAL YEAR ENDED DECEMBER 31, 1999). THE ANNUAL REPORT OF EITHER TRUST MAY BE OBTAINED BY WRITTEN REQUEST TO THE APPROPRIATE TRUST, C/O SEI INVESTMENTS DISTRIBUTION CO., OAKS, PA 19456 OR BY CALLING 1-800-874-4770.

     The Trusts are registered as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act") and their shares are registered under the Securities Act of 1933.

     PROPOSAL: TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT NEW BOARDS OF TRUSTEES OF THE TRUSTS.

     At the Special Meeting, it is proposed that five Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Thomas Gallagher, James O. Robbins, F. Wendell Gooch, Wilton Looney, and Jonathan T. Walton (each a "Nominee" and collectively, the "Nominees"). If the Nominees are elected, at least 60% of the Boards' members will be disinterested persons within the contemplation of Section 10 of the 1940 Act.

     At a meeting held on August 15, 2000, the Boards of Trustees approved the nomination of Thomas Gallagher, James O. Robbins, F. Wendell Gooch, Wilton Looney, and Jonathan T. Walton, each a current Trustee, to the Boards. If subsequently approved by shareholders, they will continue to serve as members of the Boards of Trustees of the Trusts.

     The Trusts' Boards of Trustees is currently made up of nine Trustees, six of whom have been elected to office by shareholder vote and three of whom have been appointed by the Boards. The Boards' retirement policy will require four of the current Trustees to retire on November 18, 2000.

     Section 16(a) of the Investment Company Act of 1940 (the "1940 Act") requires the trustees of an investment company to be elected by shareholder vote. Nonetheless, the 1940 Act permits a board to fill vacancies on the board, without seeking shareholder approval, if immediately after filling vacancies at least two-thirds of the trustees have been elected. However, if at any time less than a majority of trustees have been elected by shareholders, a shareholder meeting to elect trustees must be held within 60 days.

     Upon the impending retirement of four of each Trust's current Trustees, each Board will have less than a majority of trustees who have been elected by shareholder vote. In light of the legal requirements under the 1940 Act, the Boards would at that time be required to call a shareholder meeting for the election of trustees. As a result, in anticipation of the retirement of the four Trustees, the Boards have determined that it would be in the best interests of the shareholders to call a shareholder meeting at this time and recommend the election of each Nominee. The four retiring Trustees will continue to serve on each Board until their retirement on November 18, 2000, unless they choose to resign earlier.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trusts do not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

Information Regarding Nominees

     The following information is provided for each Nominee. As of, the Nominees as a group, and the Trustees and officers of the Trusts, as a group, beneficially owned less than 1% of the total outstanding shares of each Trust.

                                                                               Shares of the
                                     Business Experience during the             Portfolios
  Name and Position                          Past Five Years                Beneficially Owned        Percentage
    with the Fund                    (including all trusteeships and       as August 16, 2000(1)      ----------
    -------------                    -------------------------------                         ---
                         Age                 directorships)
                         ---                 -------------
Thomas Gallagher,        52     President, Genuine Parts Company                   [XXX]                 [XXX]
Trustee                         Wholesale Distribution, 1970- Present
                                (acting President since 1990).
                                Director, Diversified Manufacturer.
                                Director, Apparel Manufacturer.
                                Trustee, STI Classic Funds and STI
                                Variable Trust, May 2000 - present.

F. Wendell Gooch,        68     Retired. President, Orange County                  [XXX]                 [XXX]
Trustee                         Publishing Co., Inc., 1981-1997.
                                Publisher of the Paoli News and Paoli
                                Republican and Editor of the Paoli
                                Republican, 1981-1997.  President, H&W
                                Distribution, Inc., 1984-1997.  Trustee,
                                SEI Family of Funds and The Capitol
                                Mutual Funds. Trustee, STI Classic Funds
                                and STI Classic Variable Trust, May 1992
                                - present.

                                                                               Shares of the
                                     Business Experience during the             Portfolios
  Name and Position                          Past Five Years                Beneficially Owned        Percentage
    with the Fund                    (including all trusteeships and          as of [July 24,         ----------
    -------------                    -------------------------------              2000](1)
                         Age                 directorships)                            --
                         ---                 --------------
Wilton Looney,         81       Director, Rolling, Inc.; Director, RPC             [XXX]                 [XXX]
Trustee *                       Energy Services, Inc. Trustee, STI
                                Classic Funds and STI Classic Variable
                                Trust, May 1992 - present.

James O. Robbins,      58       President and CEO, Cox Communications,             [XXX]                 [XXX]
Trustee                         Inc., 1983-present.  Director, Data
                                Warehousing.  Director, Communication
                                Services. Trustee, STI Classic Funds and
                                STI Classic Variable Trust, May 2000 -
                                present.


Jonathan T. Walton,    70       Trustee, W.K. Kellogg Trust. Trustee,              [XXX]                 [XXX]
Trustee                         STI Classic Funds and STI Classic
                                Variable Trust, February 1998 - present.

____________________________

* Denotes an individual who may be deemed an "interested person" as defined in the 1940 Act.
(1)  Each Nominee has provided this information.

Compensation of Trustees

     Each Trustee who is not an officer, employee or director of the Advisor or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Trust for which he or she serves. Payment of such fees and expenses is allocated among each Trust. For the fiscal year ended March 31, 2000, Trustees' fees attributable to the STI Classic Funds totaled [$XXXX]. For the fiscal year ended December 31, 1999, Trustees' fees attributable to the STI Classic Variable Trust totaled [$XXXX]. Neither the officers of STI Classic Funds nor the officers of STI Classic Variable Trust receive any direct remuneration from their respective Trust.

     The aggregate compensation payable by the Trusts to each of the Trustees serving during their respective fiscal years is set forth in the compensation table below. The total compensation payable to such Trustees during their respective fiscal years is also set forth in the compensation table below.

                               COMPENSATION TABLE

                     STI Classic Funds (as of May 31, 2000)


                                                           Pension or
                                                           Retirement
                                         Aggregate          Benefits         Estimated      Total Compensation
Name and Position                       Compensation     Accrued as Part      Annual          from the Fund
-----------------                         Payable           Of  Fund       Benefits Upon   complex Payable to
                                       from the Trust       Expenses        Retirement           Trustee
                                     ------------------     --------        ----------           -------
Thomas Gallagher,                         $ 6,000              N/A              N/A        $ 6,500 for service
 Trustee**                                                                                    on two boards

F. Wendell Gooch,                          25,500              N/A              N/A         27,500 for service
 Trustee                                                                                      on two boards

Wilton Looney,                             26,000              N/A              N/A         28,000 for service
 Trustee*                                                                                     on two boards

James O. Robbins,                           4,500              N/A              N/A          4,500 for service
 Trustee**                                                                                    on two boards

Jonathan T. Walton,                        25,500              N/A              N/A         27,500 for service
Trustee                                                                                       on two boards

William H. Cammack,                         N/A                N/A              N/A          0 for service on
Trustee #                                                                                       two boards

T. Gordy Germany,                          25,500              N/A              N/A         27,500 for service
Trustee ##                                                                                    on two boards

Daniel S. Goodrum,                         16,500              N/A              N/A         18,000 for service
Trustee ##                                                                                    on two boards

Champney A. McNair,                        24,000              N/A              N/A         26,000 for service
Trustee ##                                                                                    on two boards

Bernard F. Sliger,                         25,500              N/A              N/A         27,500 for service
Trustee ##                                                                                    on two boards

              STI Classic Variable Trust (as of December 31, 1999)


                                                           Pension or
                                                           Retirement       Estimated
                                         Aggregate          Benefits         Annual       Total Compensation
                                        Compensation     Accrued as Part    Benefits         from the Fund
                                          Payable           Of  Fund          Upon        Complex Payable to
Name and Position                      from the Trust       Expenses       Retirement           Trustee
-----------------                      --------------       --------       ----------           -------
Thomas Gallagher,                         $  500               N/A             N/A        $ 6,500 for service
Trustee**                                                                                    on two boards

F. Wendell Gooch,                          2,000               N/A             N/A         27,500 for service
Trustee                                                                                      on two boards

Wilton Looney,                             2,000               N/A             N/A         28,000 for service
Trustee*                                                                                     on two boards

James O. Robbins,                         $    0               N/A             N/A          4,500 for service
Trustee**                                                                                    on two boards

Jonathan T. Walton,                        2,000               N/A             N/A         27,500 for service
Trustee                                                                                      on two boards


                                                           Pension or
                                                           Retirement
                                         Aggregate          Benefits         Estimated      Total Compensation
                                        Compensation     Accrued as Part      Annual          from the Fund
                                          Payable           Of  Fund       Benefits Upon   Complex Payable to
         Name and Position             from the Trust       Expenses        Retirement           Trustee
         -----------------             --------------       --------        ----------           -------
William H. Cammack,                            0               N/A              N/A          0 for service on
Trustee #                                                                                       two boards

T. Gordy Germany,                          2,000               N/A              N/A         27,500 for service
Trustee ##                                                                                    on two boards

Daniel S. Goodrum,                         1,500               N/A              N/A         18,000 for service
Trustee ##                                                                                    on two boards

Champney A. McNair,                        2,000               N/A              N/A         26,000 for service
Trustee ##                                                                                    on two boards

Bernard F. Sliger,                         2,000               N/A              N/A         27,500 for service
Trustee ##                                                                                    on two boards

-----------------------------

* Denotes a Trustee who may be deemed an "interested person" as defined in the 1940 Act.
** Messrs. Robbins and Gallagher were appointed as Trustees on May 16, 2000. Therefore they did not serve on the board of the STI Classic Variable Trust during the most recent fiscal year and did not serve on the board of the STI Classic Funds for a full year during the most recent fiscal year.
#    Mr. Cammack resigned from each Board on May 16, 2000.
##   Denotes Trustees who will be retiring effective November 18, 2000.

Meetings and Committees of the Boards of Trustees

     There were four regular meetings of the Boards of Trustees held during the fiscal year most recently completed.

     Each Board of Trustees has an Audit Committee. With respect to each Trust, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants. The Audit Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Trust's financial operations. The members of the Audit Committee during the fiscal year most recently ended were Dr. Sliger and Messrs. Germany, Gooch and Walton, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Gooch was Chairman of the Audit Committee during the fiscal year most recently ended. If elected, Messrs. Gooch, Walton, Gallagher and Robbins will become members of each Audit Committee. The Audit Committees met three times during the fiscal year most recently ended.

     Each Board of Trustees has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Trustees with respect to candidates for and policies of the Board of Trustees. The members of each Trust's Nominating Committee for the fiscal year most recently ended were Dr. Sliger and Messrs. Germany and Gooch (Chairman), each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, [Messrs. __________, ______________ and ___________] will become members of each
Nominating Committee. The Nominating Committees met once during the fiscal year most recently ended.

Board Approval of the Election of Trustees

     At the meeting of the Board of Trustees held on August 15, 2000, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees for Trustee named herein. In voting to approve a Special Shareholder Meeting to elect the Nominees as Trustees of the Trusts, the Boards of Trustees considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Trustees

     The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trusts, the current Boards of Trustees will remain in place and consider alternative nominations.

ADDITIONAL INFORMATION

Trustees and Executive Officers

     Information about the Trusts' current Trustees and principal executive officers is set forth below. Each officer of the Trusts will hold such office until a successor has been elected by the Boards of Trustees.

                                                                                        Portfolios
                                             Business Experience during the            Beneficially
    Name and Position                        Past Five Years (including all             Owned as of                 Percentage
     With the Trust          Age             Trusteeships or Directorships)          [Aug. 16, 2000]**              ----------
     --------------          ---             ------------------------------          -----------------

Thomas Gallagher, Trustee   52             President, Genuine Parts Company Wholesale      [XXX]                      [XXX]
                                           Distribution.  Director, Diversified
                                           Manufacturer.  Director, Apparel
                                           Manufacturer. Trustee, STI Classic Funds and
                                           STI Classic Variable Trust, May 2000 -
                                           present.

                                                                                          Shares of the
                                                                                          Portfolios
                                                                                          Beneficially
                                                Business Experience during the            Owned as of
 Name and Position                              Past Five Years (including all             August 16,
  With the Trust         Age                    Trusteeships or Directorships)               2000**           Percentage
  --------------         ---                    ------------------------------               ------           ----------
F. Wendell Gooch,         68            Retired, President, Orange County Publishing         [XXX]               [XXX]
Trustee                                 Co., Inc., 1981-1997.  Publisher of the Paoli
                                        News and Paoli Republican and Editor of the
                                        Paoli Republican, 1981-1997, President, H&W
                                        Distribution, Inc., 1984-1997.  Current
                                        Trustee on the Board of Trustees for the SEI
                                        Family of Funds and The Capitol Mutual
                                        Funds. Trustee, STI Classic Funds and STI
                                        Classic Variable Trust, May 1992 - present.

Wilton Looney,            81            Director, Rolling, Inc.; Director, RPC Energy        [XXX]               [XXX]
Trustee*                                Services, Inc. Trustee, STI Classic Funds and
                                        STI Classic Variable Trust, May 1992 -
                                        present.

James O. Robbins,         58            President and CEO, Cox Communications,               [XXX]               [XXX]
Trustee                                 Inc. Director, Data Warehousing.  Director,
                                        Communications Services. Trustee, STI
                                        Classic Funds and STI Classic Variable Trust,
                                        May 2000 - present.

Jonathan T. Walton,       70            Trustee, W.K. Kellogg Trust. Trustee, STI            [XXX]               [XXX]
Trustee                                 Classic Funds and STI Classic Variable Trust,
                                        February 1998 - present.

Daniel S. Goodrum,        74            Chairman, Audit Committee and Director,              [XXX]               [XXX]
Trustee*                                Holy Cross Hospital; Executive Committee
                                        Member and Director, Honda Classic
                                        Foundation; Director, Broward Community
                                        College Foundation. Trustee, STI Classic
                                        Funds and STI Classic Variable Trust, May
                                        1992 - present.

Champney A. McNair,       74            Director and Chairman of Investment                  [XXX]               [XXX]
Trustee*                                Committee and member of Executive
                                        Committee, Cotton States Life and Health
                                        Insurance Company; Director and Chairman
                                        of Investment Committee and member of
                                        Executive Committee, Cotton States Mutual
                                        Insurance Company; Chairman, Trust
                                        Company of Georgia Advisory Council.
                                        Trustee, STI Classic Funds and STI Classic
                                        Variable Trust, May 1992 - present.

                                                                                          Shares of the
                                                                                          Portfoliosos
                                                                                          Beneficiallyy
                                                Business Experience during the            Owned as of
 Name and Position                              Past Five Years (including all             August 16,
  With the Trust         Age                    Trusteeships or Directorships)               2000**           Percentage
  --------------         ---                    ------------------------------               ------           ----------
T. Gordy Germany,         75            Director, Norrell Corporation and Mercy              [XXX]               [XXX]
Trustee                                 Health Services, the latter being the holding
                                        company of St. Joseph's Hospitals. Trustee,
                                        STI Classic Funds and STI Classic Variable
                                        Trust, May 1992 - present.

Dr. Bernard F. Sliger,    75            Director, Stravros Center for Economic               [XXX]               [XXX]
Trustee                                 Education, Florida State University,1991-
                                        Present. Trustee, STI Classic Funds and STI
                                        Classic Variable Trust, May 1992 - present.

Mark Nagle,               41            Vice President and Controller, Funds                 [XXX]               [XXX]
President                               Accounting, 1996 - present.  Vice President
                                        of the Administrator and Distributor, 1996 -
                                        present. Vice President of the Distributor,
                                        1997 - present. Senior Vice President and Site
                                        Manager, Fidelity Investments, 1981 -
                                        September 1995.

Timothy D. Barto,         32            SEI Investments, October 1999 - present.             [XXX]               [XXX]
Vice President and                      Vice President and Assistant Secretary of the
Assistant Secretary                     Administrator and Distributor, 1999 - present.
                                        Associate, Dechert Price & Rhoads (law firm)
                                        1997-1999.  Associate, Richter, Miller & Finn
                                        (law firm) 1994-1997.

James R. Foggo,           36            Vice President and Assistant Secretary of SEI        [XXX]               [XXX]
Vice President and                      Investments, 1998 - present.  Vice President
Assistant Secretary                     and Assistant Secretary of the Administrator
                                        and the Distributor, 1999 - present. Associate,
                                        Paul Weiss, Rifkind, Wharton & Garrison
                                        (law firm), 1998.  Associate, Baker &
                                        McKenzie (law firm), 1995-1998.  Associate,
                                        Battle Fowler L.L.P. (law firm), 1993-1995.

Lydia Gavalis,            36            Vice President and Assistant Secretary of the        [XXX]               [XXX]
Vice President and                      Administrator and the Distributor, 1998 -
Assistant Secretary                     present.  Assistant General Counsel and
                                        Director of Arbitration, Philadelphia Stock
                                        Exchange, 1989-1998.

                                                                                          Shares of the
                                                                                          Portfoliosos
                                                                                          Beneficiallyy
                                                Business Experience during the            Owned as of
 Name and Position                              Past Five Years (including all             August 16,
  With the Trust         Age                    Trusteeships or Directorships)               2000**           Percentage
  --------------         ---                    ------------------------------               ------           ----------
Jennifer E. Spratley,     31            Director, SEI Funds Accounting since                 [XXX]               [XXX]
Treasurer & Chief                       November 1999. Audit Manager at Ernst &
Financial Officer                       Young LLP, 1991-1999.

Christine M. McCullogh,   39            SEI Investments, November 1999; Vice                 [XXX]
Vice President,                         President and Assistant Secretary of the
Assistant Secretary                     Administration and Distributor, December
                                        1999 - present; Associate, White and
                                        Williams, LLP, 1991-1999.

Richard W. Grant,         55            Partner, Morgan, Lewis & Bockius LLP (law            [XXX]
Secretary                               firm); Counsel to the Trusts, Administrator
                                        and Distributor, 1989 - present.

John H. Grady, Jr.,       40            Partner, Morgan, Lewis & Bockius LLP (law            [XXX]
Assistant Secretary                     firm), 1995 - present; Counsel to the Trusts,
                                        Administrator and Distributor, 1993 - present.

________________________

 * Denotes an individual who may be deemed to be an "interested person" as defined in the 1940 Act.
** As of August 16, 2000, the Trustees and officers of the Trust as a group ([XX] persons) beneficially owned an aggregate of less than 1% of the Portfolio.

Investment Adviser

     Trusco Capital Management, Inc. ("Trusco"), 50 Hurt Plaza, Suite 1400, Atlanta, GA 30303, acts as the Trusts' investment adviser. Trusco is a wholly-owned subsidiary of SunTrust Banks, Inc., a bank holding company.

Administrator

     SEI Investments Mutual Funds Services located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trusts' administrator. SEI Investments Mutual Funds Services is a wholly-owned subsidiary of SEI Investments Company, which is also located at the same address.

Distributor and Principal Underwriter

     SEI Investments Distribution Co., (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trusts' distributor. The Distributor is a wholly-owned subsidiary of SEI Investments Company.

Independent Public Accountants

     Arthur Anderson LLP serves as independent public accountants for the Trusts. Arthur Anderson LLP has informed the Trusts that it has no material direct or indirect financial interest in the Trusts. Representatives of Arthur Anderson LLP are not expected to be present at the Special Meeting, but will be available by telephone should questions arise.

Beneficial Owners

     As of the Record Date, the following persons beneficially owned 5% or more of the outstanding shares of each Portfolio, as described below:

Name and Address of Owner    Total Number of Shares    Percentage of Ownership
-------------------------    ----------------------    -----------------------

[To be inserted]

Submission of Shareholder Proposals

     Each Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trusts are not required to, and do not, have annual meetings.

     Nonetheless, the Boards of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust and By-Laws of each Trust.

     Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the appropriate Trust for inclusion in a future proxy statement. The Boards of Trustees will give consideration to shareholder suggestions as to nominees for the Boards of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Required Vote

     Each Trust will vote separately. Approval of the Proposal requires the affirmative vote of a plurality of all votes cast at the Special Meeting with respect to a Trust, provided that a majority of the shares of the Trust entitled to vote are present in person or by proxy at the Special Meeting.

     Abstentions and "broker non-votes" will not be counted for or against the Proposal but WILL BE counted for purposes of determining whether a quorum is present. [The Trusts believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.]

Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trusts.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                              By Order of the Trustees,

                              /s/ Mark E. Nagle
                              Mark E. Nagle
                              President

Dated: September 1, 2000

                               STI CLASSIC FUNDS
                                2 Oliver Street
                          Boston, Massachusetts 02109

Balanced Fund                         International Equity Fund                Small Cap Value Equity Fund
Capital Appreciation Fund             Investment Grade Bond Fund               Tax Sensitive Growth Stock
Classic Institutional U.S.            Investment Grade Tax-                    Fund
Government Securities Money           Exempt Bond Fund                         Tax-Exempt Money Market
Market Fund                           Life Vision Moderate Growth              Fund
Classic Institutional Cash            Fund                                     Virginia Tax-Free Money
Management Money Market               Life Vision Growth and                   Market Fund
Fund                                  Income Fund                              U.S. Government Securities
Classic Institutional U.S.            Life Vision Aggressive Growth            Money Market Fund
Treasury Securities Money             Fund                                     U.S. Treasury Money Market
Market Fund                           Limited-Term Federal                     Fund
Core Equity Fund                      Mortgage Securities Fund                 U.S. Government Securities
E-Commerce Opportunity                Maryland Municipal Bond                  Fund
Fund                                  Fund                                     Value Income Stock Fund
Florida Tax-Exempt Bond               Mid-Cap Equity Fund                      Virginia Municipal Bond
Fund                                  Prime Quality Money Market               Fund
Georgia Tax-Exempt Bond               Fund                                     Virginia Intermediate
Fund                                  Short-Term Bond Fund                     Municipal Bond Fund
Growth and Income Fund                Short-Term U.S. Treasury
High Income Fund                      Securities Fund
International Equity Index            Small Cap Growth Stock
Fund                                  Fund

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               October 16, 2000

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE STI CLASSIC FUNDS

     The undersigned Shareholder(s) of the STI Classic Funds (the "Trust") hereby appoint(s) Timothy Barto, Todd Cipperman and James Foggo, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of Trust to be held on Monday, October 16, 2000, and any adjournments thereof, to vote all of the shares of the Trusts that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To Vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-890-8903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.
-----------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

STI CLASSIC FUNDS

Vote On Trustees

1.   Proposal to elect Trustees.  The nominees for Trustees are:


Thomas Gallagher         For All        With-     For All
James O. Robbins         Nominees       hold      Except
F. Wendell Gooch         [_]            [_]       [_]
Wilton Looney
Jonathan T. Walton

To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.

_______________________________________



Vote On Proposal

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________2000

____________________________                     ______________________________
Signature                                        Signature

                           STI CLASSIC VARIABLE TRUST
                                2 Oliver Street
                          Boston, Massachusetts 02109


Capital Appreciation Fund     Investment Grade Bond Fund   Small Cap Value Equity Fund
Growth and Income Fund        Mid-Cap Equity Fund          Value Income Stock Fund
International Equity Fund     Quality Growth Stock Fund



                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               October 16, 2000

THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF THE STI CLASSIC VARIABLE TRUST

     The undersigned Shareholder(s) of the STI Classic Variable Trust (the "Trust") hereby appoint(s) Timothy Barto, Todd Cipperman and James Foggo, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of Trust to be held on Monday, October 16, 2000, and any adjournments thereof, to vote all of the shares of the Trusts that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To Vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website WWW.PROXYVOTE.COM.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-890-8903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.
-----------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

STI CLASSIC VARIABLE TRUST

Vote On Trustees

1.   Proposal to elect new Boards of Trustees.  The nominees for Trustees are:


Thomas Gallagher    For All      With-    For All
James O. Robbins    Nominees     hold     Except
F. Wendell Gooch      [_]        [_]        [_]
Wilton Looney
Jonathan T. Walton

To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.

_______________________________________



Vote On Proposal

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________2000

_______________________________    _____________________________________
Signature                          Signature